SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): June 23, 1997


                                 ML Direct Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                    (State of incorporation or organization)




             0-21211                                   13-3842020
             -------                                   ----------
     (Commission File Number)                    (I.R.S. Employer ID No.)





           3001 Executive Drive, Suite 120, Clearwater, Florida 34622
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)




       Registrant's telephone number, including area code:  (813) 572-8703
                                                            --------------


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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

      ML Direct Inc. (the "Company") was informed by Deloitte & Touche LLP ("D&T") that D&T resigned as the Company's independent auditors as of June 23, 1997. D&T audited the Company's financial statements for the year ended November 30, 1996. The Company's financial statements for the year ended November 30, 1995 were audited by Mortenson & Associates, P.C. ("Mortenson"). The reports on the Company's financial statements for 1996 and 1995 rendered by D&T and Mortenson, respectively, included "going concern" uncertainty paragraphs.

      During the Company's most recent fiscal year and all subsequent interim periods through the date of D&T's resignation, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ML DIRECT INC.

Date:    June 27, 1997                     By: //James M. Lawless
                                              ----------------------------------
                                             James M. Lawless, President